UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): January 22, 2014 (November 4, 2013)

STAFFING 360 SOLUTIONS, INC.

(Exact name of registrant as specified in Charter)

Nevada	333-169152	68-0680859
(State of other Jurisdiction of incorporation)	(Commission file no.)	(IRS employer identification no.)

641 Lexington Avenue Suite 1526 New York, New York	10022
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 634-6410

n/a

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

This Amendment No. 1 to Form 8-K is an amendment to the Current Report on Form 8-K filed by Staffing 360 Solutions, Inc. (the “Company”) on November 7, 2013 (the “Original 8-K”).  The Original 8-K disclosed the transaction contemplated by that certain Stock Purchase Agreement, dated as of the August 14, 2013 (the “SPA”), by and among the Company, NewCSI, Inc., a Delaware corporation (“NCSI”), and the shareholders of NCSI (the “NCSI Shareholders”).

Pursuant to the SPA, the Company consummated the acquisition (the “Acquisition”) of 100% of the issued and outstanding stock of Control Solutions International, Inc., a Florida corporation (“CSI”), which was wholly owned by NCSI, and its wholly-owned subsidiary Canada Control Solutions International, Inc., a British Columbia company (“CCSI”).  The aggregate consideration paid by the Company to the NCSI Shareholders for the Acquisition was $3,530,454 (the “Purchase Price”), which was paid as follows: (i) the Company made cash payments to the NCSI Shareholders in an aggregate of $1,311,454; and (ii) the Company paid $119,000 of the Purchase Price by issuing to the NCSI Shareholders 136,000 restricted shares of the Company’s common stock, par value $0.0001 per share (the “Purchaser Shares”) at a price of $0.875 per share (iii) the Company will pay to the NCSI Shareholders performance based compensation in an amount in cash equal to 20% of the amount of NCSI’s and CCSI’s consolidated gross profit from November 4, 2013 through the end of the sixteenth (16th) quarter following such date not to exceed a total of $2,100,000.

As a result of the Acquisition, CSI became a wholly-owned subsidiary of the Company.

This Current Report on Form 8-K/A amends Item 9.01(a) and (b) of the Original 8-K and is being filed solely to provide the financial statements and pro-forma financial information required under Item 9.01(a) and (b), respectively, which information was not included in the Original 8-K.

Item 9.01. Financial Statements and Exhibits

(a)	Financial Statement of Businesses Acquired

Unaudited financial statements of CSI for the quarter ended September 30, 2013 and audited financial statements of CSI for the fiscal years ended December 31, 2012 and December 31, 2011 and is filed as Exhibit 99.1 hereto.

(b)	Pro Forma Financial Information.

Unaudited Pro Forma, Combined Financial Information of the Company and related notes as of December 31, 2012 and September 30, 2013 is filed as Exhibit 99.2 hereto.

(d)	Exhibits.

Exhibit No.	Description

99.1	Unaudited financial statements of CSI for the quarter ended September 30, 2013 and audited financial statements of CSI for the fiscal years ended December 31, 2012 and December 31, 2011
99.2	Unaudited Pro Forma, Combined Financial Information of the Company and related notes

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

January 22, 2014	STAFFING 306 SOLUTIONS, INC.

	By:	/s/ Alfonso J. Cervantes
	Name:	Alfonso J. Cervantes
	Title:	President